Exhibit 21.1
WARNER MUSIC GROUP CORP.
SUBSIDIARIES OF THE REGISTRANT

Legal Name	State or Jurisdiction of Incorporation or Organization
1967 Limited	England
3PARTA, LLC	United States, DE
300 Entertainment LLC	United States, DE
300 Entertainment Live Effects LLC	United States, DE
300 Studios LLC	United States, DE
679 Recordings Limited	England
A+E Records Limited	England
A.P. Schmidt Company	United States, DE
AB Nordic Songs	Sweden
AB Nordiska Musikforlaget	Sweden
ADA Global Ltd.	England and Wales
Africori Limited	Mauritius
Africori SA PTY LTD	South Africa
Alternative Distribution Alliance	United States, NY
Anxious Records Limited	England
Artist Arena LLC	United States, NY
Artist Arena International LLC	United States, NY
Arts Music Inc.	United States, DE
Ascherberg Hopwood & Crew Limited	United Kingdom
Asylum LLC	United States, DE
Asylum Records LLC	United States, DE
Asylum Worldwide LLC	United States, DE
Atlantic/143 L.L.C.	United States, DE
Atlantic Mobile LLC.	United States, DE
Atlantic Pix LLC.	United States, DE
Atlantic Productions LLC.	United States, DE
Atlantic Recording Corporation	United States, DE
Atlantic Recording LLC	United States, DE
Atlantic Records Group LLC	United States, DE
Atlantic Scream LLC.	United States, DE
Atlantic/MR Ventures Inc.	United States, DE
Audio Properties/Burbank, Inc.	United States, CA
Aulecar, S.A. de C.V.	Mexico
B Unique Records Limited	England and Wales
Babel Music N.V.	Belgium
Bad Boy Records LLC	United States, DE
Bajca Music, Inc.	United States, NY
BB Investments LLC.	United States, DE
Belinda (Amsterdam) BV	Netherlands
Big 4 Publishing	France
Big Beat Records Inc.	United States, DE
Blonde Music SAS	France
Bolero Records AB	Sweden
Bubbles Music Limited	United Kingdom
Bulldog Island Events LLC.	United States, NY

Legal Name	State or Jurisdiction of Incorporation or Organization
Burlington Music Company Limited	United Kingdom
Bute Sound LLC.	United States, DE
BV Editions Altona	Netherlands
Cafe Americana Inc.	United States, DE
Centro Inc. (f/k/a Warner Music Agency Inc.; f/k/a Ninety-One Inc.)	Japan
Chappell & Co. (Australia) Pty Ltd	Australia
Chappell & Intersong Music Group (Australia) Pty Ltd.	United States, DE
Chappell And Intersong Music Group (Germany) Inc.	Germany & Delaware
Chappell Music Company, Inc.	United States, DE
Chappell Music Limited	United Kingdom
Chappell Musikverlag GmbH	Germany
CHAPPELL NORDISKA AB	Sweden
Chappell-Morris Limited	United Kingdom
Chatham Music Corporation	United States, NY
China Records Limited	United Kingdom
Coleske Artist Management Proprietary Ltd.	South Africa
Coleske Group Proprietary Ltd.	South Africa
Comedy Box Limited	United Kingdom
Comedy Technologies, Inc.	United States
Cordless Recordings LLC.	United States, DE
Cota Music, Inc.	United States, NY
Cotillion Music, Inc.	United States, DE
CPM Music Limited (f/k/a Photoplay Music Limited)	England and Wales
Cress Publishing GmbH	Germany
CRK Music Inc.	United States, DE
CRML Limited	England
Daquan Media LLC	United States (CA)
Death Angel Records Limited	New Zealand
Death Angel Records Pty Limited	Australia
Decibels Productions SAS (f/k/a Jean-Claude Camus Productions SAS)	France
Destiny Music Limited	England
Dizzy Heights Music Publishing Limited	United Kingdom
Dorella Music, Inc.	United States, NY
DRULKOY SA	Uruguay
E.M.P. Merchandising Handelsgesellschaft mbH	Germany
E/A Music, Inc.	United States, DE
East West Records LLC.	United States, DE
Ediciones Musicales Warner Music Publishing S.A.	Spain
EDITIONS COSTALLAT S.A.S.	France
EDITIONS ET PRODUCTIONS THEATRALES CHAPPELL S.A.R.L.	France
Editions Universelles SAS	France
Ehrling & Lofvenholm AB	Sweden
Eleksylum Music, Inc.	United States, DE
Elektra Entertainment Group Inc.	United States, DE
Elektra Group Ventures Inc.	United States, DE

Legal Name	State or Jurisdiction of Incorporation or Organization
Elektra Music Group Inc. (formerly T.Y.S., Inc.)	United States, NY
Elektra Music LLC	United States, DE
Elektra Records LLC	United States, DE
Elektra/Chameleon Ventures Inc.	United States, DE
Elmlowe Limited	United Kingdom
Emma Productions SAS	France
EMP Mailorder Italia S.r.l.	Italy
EMP Mailorder UK Ltd.	United Kingdom
Erato Record Classics Limited	United Kingdom
Exallshow Limited	United Kingdom
F.A.M.E. Recordings Publishing GmbH	Germany
Fechter Verlag KG	Austria
Ferret Music Holdings LLC	United States, DE
Ferret Music LLC	United States, NJ
Ferret Music Management LLC	United States, NJ
Ferret Music Touring LLC	United States, NJ
Festival Records NZ Limited	New Zealand
Festival Records Pty Limited	Australia
FFRR Music Limited	United Kingdom
FFRR Records Limited	United Kingdom
FHK, Inc.	United States, TN
Fiddleback Music Publishing Company, Inc.	United States, DE
Film27 Ltd.	United Kingdom
First Night Records Limited	United Kingdom
Food Limited	United Kingdom
Foz Man Music LLC.	United States, DE
Fueled By Ramen LLC.	United States, DE
Funghi Records Limited	United Kingdom
Gene Autry’s Western Music Publishing Co.	United States, CA
Get In Mexico, S.A. de C.V. (f/k/a Editora de Musica Wea, S.A. de C.V.)	Mexico
Glissando Music Limited	United Kingdom
Gloria Musikverlag Kommanditgesellschaft	Austria
Gold Typhoon Entertainment Limited	Hong Kong
Gold Typhoon Music Limited	Hong Kong
Golden West Melodies, Inc.	United States, CA
Groot Tickets Proprietary Ltd.	South Africa
GUM PROD SAS	France
Hanseatic Musikverlag GmbH	Germany
Hermann Schneider Mudikalien-u. Buhnenverlags Kommanditgesellschaft	Austria
Infectious Records Limited	England
Insound Acquisition Inc.	United States, DE
Intersong Music Limited	United Kingdom
Intersong Musikverlag GmbH	Switzerland
Intersong Primavera Editions Musicales N.V.	Belgium
Intersong U.S.A., LLC.	United States, DE
Intersong-Forlagen AB	Sweden
J. Ruby Productions, Inc.	United States, CA

Legal Name	State or Jurisdiction of Incorporation or Organization
Jadar Music Corp.	United States, DE
Jivi Media Ltd.	Israel
Large Popmerchandising B.V.	Netherlands
Large Popmerchandising B.V.B.A.	Belgium
Latino Editora Musical Ltda.	Brazil
Laurel Records Limited	England
Lava Records LLC.	United States, DE
LEM America, Inc.	United States, DE
LLC Warner Music Ukraine	Ukraine
London-Sire Records Inc.	United States, DE
Magnet Music Limited	United Kingdom
Magnet Records Limited	United Kingdom
Maverick Partner Inc.	United States, DE
Maverick Recording Company	United States, CA
McGuffin Music Inc.	United States, DE
Megasong Publishing A/S	Denmark
Melody Ranch Music Co., Inc.	United States, CA
Mixed Bag Music, Inc.	United States, NY
MM Investment LLC.	United States, DE
Mother Popcorn Limited Liability Company	United States, NY
Mushroom Records Pty Ltd.	Australia
Music for Pleasure Limited	United Kingdom
MusicAllStars Management B.V.	Netherlands
Muziekuitgeverij Artemis B.V.	Netherlands
NC Hungary Holdings Inc.	United States, DE
Neue Welt Musikverlag GmbH	Germany
New Chappell Inc.	United States, DE
Newiscom, S.L.	Spain
Nonesuch Records Inc.	United States, DE
Notservice AB	Sweden
Nous SAS	France
Octa Music, Inc.	United States, NY
OPUS a.s.	Slovakia
P & C Publishing LLC	United States, NY
Palace Music Company Limited	United Kingdom
Parlophone Records Limited	United Kingdom
Peerless S.A. de C.V.	Mexico
Peerless-MCM, S.A. De C.V.	Mexico
Pepamar Music Corp.	United States, NY
PeppermintBlue Entertainment Pty Ltd.	Australia
PLG Classics Germany GmbH	Germany
Prisma Music S.L.U	Spain
Promociones Musicales Get In, S.L. (f/k/a: Get In, S.L.)	Spain
Pt. Warner Music Indonesia	Indonesia
Qanawat Music FZ-LLC (Qanawat Music Dubai)	Dubai
Qanawat Music Misr LLC (Qanawat Music Egypt)	Egypt
Qanawat Music Morocco SARL	Morocco

Legal Name	State or Jurisdiction of Incorporation or Organization
R.S.O. Publishing B.V.	Netherlands
Radar Scope Ltd.	United Kingdom
Rep Sales, Inc.	United States, MN
Revelation Music Publishing Corporation	United States, NY
Rhino Entertainment Company	United States, DE
Rhino Entertainment LLC	United States, DE
Rhino Focus Holdings LLC	United States, DE
Rhino Name and Likeness Holdings LLC.	United States, DE
Rhino/FSE Holdings LLC.	United States, DE
Rick’s Music Inc.	United States, DE
Ridgeway Music Co., Inc.	United States, CA
Rightsong Music Inc.	United States, DE
Roadrunner Records Australasia Pty Ltd.	Australia
Roadrunner Records Canada Inc.	Canada
Roadrunner Records Inc.	United States
Rodeo Media B.V.	Netherlands
Ryko Corporation	United States, DE
Rykodisc, Inc.	United States, MN
Rykomusic, Inc.	United States, MN
S.B.A. Music Publishing LLC	Russian Federation
Sahara Music, Inc.	United States, NY
Sea Chime Music, Inc.	United States, CA
Sharemyplaylists.Com Lmited	United Kingdom
Sh-K-Boom Records, LLC	United States, DE
SK Acquisition Ltd.	United Kingdom
Social Aces, LLC	United States
So Satisfying LLC	United States
Sodatone Music Data ULC	Canada
Sodatone USA LLC	United States, DE
Spinnin Records B.V.	Netherlands
SR/MDM Venture Inc.	United States, DE
Steinar Fjeld Musikk AS	Norway
Summy-Birchard, Inc.	United States, WY
Super Hype Publishing, Inc.	United States, NY
Taffia International Limited	England and Wales
Taste the Floor	Spain
T-Boy Music, L.L.C.	United States, NY
T-Girl Music, L.L.C.	United States, NY
The All Blacks Canada Inc.	Canada
The All Blacks USA Inc.	United States, DE
The Biz LLC.	United States, DE
The National Video Corporation Limited	United Kingdom
The Squad Srl (f/k/a Vivo Srl)	Italy
Throat Music Limited	United Kingdom
Tommy Valando Publishing Group, Inc.	United States, DE
Trooper Enterprises Limited	United Kingdom
TW Music Holdings Inc.	United States, DE
Uncut Point Inc.	Korea, Republic of
Unichappell Music Inc.	United States, DE

Legal Name	State or Jurisdiction of Incorporation or Organization
Upped.com LLC	United States, DE
Uproxx LLC	United States, DE
Vernon Music Corporation	United States, NY
W.C.M. Music Corp. (formerly W.B.M. Music Corp.)	United States, CA
W Songs Limited	England
W Chappell Music Corp. (formerly WB Music Corp.)	United States, DE
Walden Music Inc.	United States, NY
Warner Alliance Music Inc.	United States, DE
Warner Brethren Inc.	United States, DE
Warner Chappell Artemis Music Limited	United Kingdom
Warner Chappell Edicoes Musicais Ltda.	Brazil
Warner Chappell Limited	United Kingdom
Warner Chappell MLM Limited	England and Wales
Warner Chappell Music (Malaysia) SDN BHD	Malaysia
Warner Chappell Music (Thailand) Co. Ltd.	Thailand
Warner Chappell Music Argentina S.A.I.C.	Argentina
Warner Chappell Music Australia Pty Limited	Australia
Warner Chappell Music Belgium N.V.	Belgium
Warner Chappell Music Canada, Ltd.	Canada
Warner Chappell Music Colombia SAS	Colombia
Warner Chappell Music CZ s.r.o.	Czech Republic
Warner Chappell Music Denmark A/S	Denmark
Warner Chappell Music Finland OY	Finland
Warner Chappell Music France S.A.S.	France
Warner Chappell Music Germany GmbH	Germany
Warner Chappell Music Greece Ltd.	Greece
Warner Chappell Music Group (Netherlands) B.V.	Netherlands
Warner Chappell Music Group (UK) Limited	United Kingdom
Warner Chappell Music Hellas Srl	Italy
Warner Chappell Music Holland B.V.	Netherlands
Warner Chappell Music Hungary Kft	Hungary
Warner Chappell Music International Limited	United Kingdom
Warner Chappell Music Italiana SrL	Italy
Warner Chappell Music Japan K.K.	Japan
Warner Chappell Music Korea Inc.	Korea, Republic of
Warner Chappell Music Limited	England and Wales
Warner Chappell Music Mexico, S.A. de C.V.	Mexico
Warner Chappell Music Norway A/S	Norway
Warner Chappell Music Philippines, Inc.	Philippines
Warner Chappell Music Poland Sp. z.o.o.	Poland
Warner Chappell Music Portugal, S.L.	Spain
Warner Chappell Music Publishing Agency (Beijing) Ltd.	China
Warner Chappell Music Publishing Chile Ltd.	Chile
Warner Chappell Music Publishing Limited	England and Wales
Warner Chappell Music Publishing (Shanghai) Ltd.	Shanghai, China

Legal Name	State or Jurisdiction of Incorporation or Organization
Warner Chappell Music Publishing Singapore Pte. Ltd.	Singapore
Warner Chappell Music Scandinavia AB	Sweden
Warner Chappell Music (Services), Inc.	United States, NJ
Warner Chappell Music Singapore Pte Limited	Singapore
Warner Chappell Music Spain SA	Spain
Warner Chappell Music Taiwan Ltd.	Taiwan, Province of China
Warner Chappell Music, Hong Kong Limited	Hong Kong
Warner Chappell Music, Inc.	United States, DE
Warner Chappell Musikverlag Gesellschaft m.b.H.	Austria
Warner Chappell North America Limited	United Kingdom
Warner Chappell Overseas Holdings Limited	United Kingdom
Warner Chappell Production Music GmbH	Germany
Warner Chappell Production Music Limited	England and Wales
Warner Chappell Production Music, Inc.	United States, DE
Warner Chappell Pty Limited	Australia
Warner Chappell TM Limited	England and Wales
Warner Chappell UK Limited	United Kingdom
Warner Custom Music Corp.	United States, CA
Warner Domain Music Inc.	United States, DE
Warner Group Portugal SGPS Lda	Portugal
Warner Music (Beijing) Co. Ltd. (legal name is Asia Warner (Beijing) Music Entertainment Co., Ltd.)	China
Warner Music (Europe) B.V.	Netherlands
Warner Music (Malaysia) Sdn Bhd	Malaysia
Warner Music (Northern Ireland) Limited	United Kingdom
Warner Music (Thailand) Ltd.	Thailand
Warner Music Argentina S.A.	Argentina
Warner Music Artist Services International Limited	United Kingdom
Warner Music Australia Pty. Limited	Australia
Warner Music Austria GmbH (not GesmbH)	Austria
Warner Music Benelux BV	Netherlands
Warner Music Benelux SA/NV	Belgium
Warner Music Brasil Ltda.	Brazil
Warner Music Canada Asset Holdings Sub Co	Canada
Warner Music Canada Asset Holdings ULC	Canada
Warner Music Canada Co.	Canada
Warner Music Canada Ontario LP	Canada
Warner Music Chile S.A.	Chile
Warner Music China (HK) Limited	Hong Kong
Warner Music Colombia SAS	Colombia
Warner Music Czech Republic s.r.o.	Czech Republic
Warner Music Denmark A/S	Denmark
Warner Music Discovery Inc.	United States, DE
Warner Music Distribution LLC	United States, DE
Warner Music Finland OY	Finland
Warner Music France SAS	France
Warner Music Greece SA	Greece

Legal Name	State or Jurisdiction of Incorporation or Organization
Warner Music Group Germany GmbH	Germany
Warner Music Group Germany Holding GmbH	Germany
Warner Music Group Italy SrL	Italy
Warner Music Holdings Denmark A/S	Denmark
Warner Music Holdings Limited	United Kingdom
Warner Music Hong Kong Limited	Hong Kong
Warner Music Inc.	United States, DE
Warner Music India Private Limited	India
Warner Music International Services Limited	England and Wales
Warner Music Ireland Limited	Ireland
Warner Music Israel Ltd.	Israel
Warner Music Italia SRL	Italy
Warner Music Japan Inc. (a/k/a K.K. Warner Music Japan)	Japan
Warner Music Korea Ltd.	Korea, Republic of
Warner Music Latina Inc.	United States, DE
Warner Music LLC (formerly Warner Music Ltd and Music Ltd.)	Russian Federation
Warner Music Mexico S.A. de C.V.	Mexico
Warner Music Middle East S.A.R.L.	Lebanon
Warner Music Nashville LLC	United States, TN
Warner Music New Zealand Limited	New Zealand
Warner Music Norway AS	Norway
Warner Music Peru S.A.C.	Peru
Warner Music Philippines Inc.	Philippines
Warner Music Poland sp.z.o.o.	Poland
Warner Music Portugal Lda	Portugal
Warner Music Publishing Holland B.V.	Netherlands
Warner Music Publishing International Inc. (formerly Warner Bros. Music International Inc.)	United States, DE
Warner Music Publishing Italy Srl	Italy
Warner Music Singapore Pte Ltd	Singapore
Warner Music South Africa (pty) Ltd.	South Africa
Warner Music SP Inc.	United States, DE
Warner Music Spain, S.L.	Spain
Warner Music Sweden AB	Sweden
Warner Music Switzerland AG	Switzerland
Warner Music Taiwan Limited	Taiwan, Province of China
WARNER MUSIC TURKEY MÜZİK KAYIT PRODÜKSİYON VE PAZARLAMA ANONİM ŞİRKETİ	Turkey
Warner Music UK Limited	United Kingdom
Warner Music Vietnam Limited Liability Company	Vietnam
Warner Records Inc, (formerly Warner Bros. Records Inc.)	United States, DE
Warner Records LLC	United States, DE
Warner Records/QRI Ventures, Inc. (formerly WBR/QRI Venture, Inc.)	United States, DE
Warner Records/Ruffnation Ventures, Inc. (formerly WBR/Ruffnation Ventures, Inc.)	United States, DE

Legal Name	State or Jurisdiction of Incorporation or Organization
Warner Records/SIRE Ventures LLC (formerly WBR/Sire Ventures Inc.	United States, DE
Warner Sojourner Music Inc.	United States, DE
Warner Special Products Inc.	United States, DE
Warner Strategic Marketing Inc.	United States, DE
Warner/Chappell Ltd. (OOO Warner/Chappell)	Russian Federation
Warner-Elektra-Atlantic Corporation	United States, NY
WarnerSongs Inc.	United States, DE
Warner-Tamerlane Publishing Corp.	United States, CA
Warprise Music Inc.	United States, DE
WC Gold Music Corp. (formerly WB Gold Music Corp.)	United States, DE
WCM/House of Gold Music, Inc. (formerly WBR/House of Gold Music, Inc.)	United States, DE
WEA Europe Inc.	United States, DE
WEA Inc.	United States, DE
WEA International Inc.	United States, DE
What A Music Limited	United Kingdom
Wide Music, Inc.	United States, CA
WMCR Holdings LLC	United States, DE
WMG Acquisition (UK) Limited	England and Wales
WMG Acquisition Corp.	United States, DE
WMG Church Street Limited (unrestricted subsidiary)	England and Wales
WMG COE, LLC	United States, DE
WMG Finance Ltd.	United Kingdom
WMG Global Ventures Limited (f/k/a Chrysalis Records International Limited)	United Kingdom
WMG Guernsey Limited	Guernsey
WMG Holdings Corp.	United States, DE
WMG Kensington Ltd. (unrestricted subsidiary)	England and Wales
WMG Productions LLC	United States, DE
WMG Rhino Holdings Inc	United States, DE
WMIS Limited	United Kingdom
Wrong Man Development Limited Liability Company	United States, NY
X5 Group AB	Sweden
XY Mobile LLC	United States, DE
Yes Music Limited	United Kingdom
Chappell-Styne, Inc	United States
Crited Music, Inc.	United States
De-Show Gestion Integral S.L.	Spain
Diplomat Music Limited	United Kingdom
Dubey-Karr Corp.	United States
Dynatone Publishing Company	United States
Frank Sinatra Enterprises, LLC	United States
FS General Partners, LLC	United States
Gingerbread Man Records Limited	United Kingdom
Hank's Music, Inc.	United States
Hank Snow Music, Inc.	United States
Happy Music Verlag GmbH	Germany

Legal Name	State or Jurisdiction of Incorporation or Organization
Harmonie, Verlagsgsellschaft fur Literatur und Kunst, Gesellschaft mit beschrankter Haftung	Germany
Interice Corporation	United States
Jewel Music Publishing Company Limited	United Kingdom
Jubilee Music, Inc.	United States
Kirshner Warner Bros. Music Limited	United Kingdom
Kommanditgesellschaft HAPPY MUSIC Verlag G.m.b.H. & Co.	Germany
La Cicala Casa Editrice Musicale SRL	Italy
Lombardo Music, Inc.	United States
Lu-Jac Music, Inc.	United States
M&L Records AB	Sweden
Music Distribution Group Ltd.	New Zealand
New World Music Company (Ltd.)	United States
Pamela Music, Inc.	United States
Patricia Music Limited	United Kingdom
Putnam Music, Inc.	United States
Rodart Music Corporation	United States
Rondo-Verlag GmbH	Germany
Sahara Music, Inc.	United States
Scream Star Entertainment LLC	United States
Sheffield Enterprises LLC	United States
Shubert Music Publishing Corporation	United States
Wallaby Music Pty Limited	United States